UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 26, 2004


                              AMIS HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


             000-50397                                  51-0309588
        (Commission File Number)               (IRS Employer Identification No.)

   2300 BUCKSKIN ROAD, POCATELLO, IDAHO                       83201
 (Address of Principal Executive Offices)                  (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is information regarding the announcement of David Henry as Chief Financial Officer of the Company, assuming responsibilities on May 1, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMIS HOLDINGS, INC.

Date: April 26, 2004                     By: /s/ Michael Salvati
                                             -----------------------------------
                                             Name: Michael Salvati
                                             Title: Chief Financial Officer